EXHIBIT 10.6

PORTIONS OF THIS EXHIBIT MARKED BY AN (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

ACTIVITY ADDENDUM

Customer Number: 425276

This Activity Addendum dated September 26, 2013 (“Addendum”) is by and between Travelport, LP, Travelport Global Distribution System, BV (collectively, “Travelport”) and Orbitz Worldwide, LLC (“Subscriber”).

WHEREAS, Travelport and Subscriber entered into the Subscriber Services Agreement dated July 23, 2007, as amended (“Agreement”); and

WHEREAS, Travelport and Subscriber now desire to amend the Agreement to provide Subscriber with Travelport’s GlobalWare product.

NOW, THEREFORE, it is agreed:

1. Term. This Addendum will be effective upon the last date of execution below and will continue for a term ending on the termination or expiration of the Agreement.

2. GlobalWare. Travelport will provide the following additional Services to Subscriber (for use by it and the Orbit Worldwide Agencies) at the fees set forth below. Subscriber will pay Travelport such amounts due within 30 days of invoice date.

Qty	Optional products and Services	One-Time Per Unit Fee		Monthly Fees		One-Time Fees		Customer Number

1	GlobalWare Multi-user first seat	$	(***)	$	(***)	$	(***)	(***)
2	GlobalWare Multi-user additional seat	$	(***)	$	(***)	$	(***)	(***)

3. General Provisions; Continuation of the Agreement

A. This Addendum is subject to the Agreement, which is incorporated as if fully set forth herein. Except to the extent the Agreement is amended herein, the Agreement remains in Nil force and effect. To the extent the terms of this Addendum are inconsistent with the terms of the Agreement, for purposes of this Addendum the terms of this Addendum will control.

B. This Addendum constitutes the full and final agreement between the parties with respect to the subject matter hereof.

This Addendum is agreed to by Subscriber and Travelport, through their duly authorized undersigned representatives, as follows:

Orbitz Worldwide, LLC	Travelport, LP By: Travelport Holdings LLC as General Partner

Signature:	/s/ Stephen Praven	Signature:	/s/ Scott Hyden
Name:	Stephen Praven	Name:	Scott Hyden
Title:	VP, Business Development	Title:	MD – Americas
Date:	October 7, 2013	Date:	October 8, 2013

Travelport Global Distribution System B.V.

Signature:	/s/ Marco van Ieperen
Name:	Marco van Ieperen
Title:	Director
Date:	October 9, 2013

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